Exhibit 10(c)

FORM OF
FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

WHEREAS, Provident Community Bank (the “Bank”), Union Financial Bancshares, Inc. (the “holding company”) and ___________________ (the “Executive”) previously entered into an employment agreement, originally effective as of January 1, 2003 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to reflect the holding company’s name change from Union Financial Bancshares, Inc. to Provident Community Bancshares, Inc.; and

WHEREAS, Section 21 of the Agreement provides for its amendment by means of a written instrument signed by the parties.

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

First Change

All references to the Company in the Agreement shall refer to Provident Community Bancshares, Inc.

IN WITNESS WHEREOF, the Bank and the Company have caused this Amendment to the Agreement to be executed by their duly authorized officers, and the Executive has signed this Amendment, on the ___ day of __________________, 2007.

ATTEST:	PROVIDENT COMMUNITY BANK

By:
For the Board of Directors

ATTEST:	PROVIDENT COMMUNITY BANCSHARES, INC.

By:
For the Board of Directors

WITNESS:	EXECUTIVE